Investment Advisers
United States Trust Company of New York
114 West 47th Street
New York, NY 10036

U.S. Trust Company
225 High Ridge Road
Stamford, CT 06905

Transfer Agent
J. P. Morgan Investor Services Co.
73 Tremont Street
Boston, MA 02108
(800) 446-1012

Distributor
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237


SHARES OF THE FUNDS ARE NOT DE-
POSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY
BANK, AND THE SHARES ARE NOT FED-
ERALLY INSURED BY THE FEDERAL DE-
POSIT INSURANCE CORPORATION, BANK
INSURANCE FUND, FEDERAL RESERVE
BOARD, OR ANY OTHER GOVERNMENTAL
AGENCY. ALTHOUGH THE FUNDS SEEK
TO PRESERVE THE VALUE OF YOUR IN-
VESTMENT AT $1.00 PER SHARE, IT
IS POSSIBLE TO LOSE MONEY BY IN-
VESTING IN THE FUNDS.

US EXMMIS A01

                           [LOGO OF EXCELSIOR FUNDS]


                                 Institutional
                                   MONEY FUND


                                 Annual Report
                                 March 31, 2001

                            LETTER TO SHAREHOLDERS
-------------------------------------------------------------------------------

Dear Shareholder:

  The fiscal year ended March 31, 2001 proved to be a highly challenging one in the financial markets. In many respects, as we look back over the fiscal year, financial markets performed as a polar opposite to that of fiscal year 2000.

  Domestically, the effects of several Federal Reserve interest rate hikes in late fiscal 2000 began to impact the economy. Oil prices began to rise. Concerns over slowing corporate earnings growth became a renewed focus of investors. Formerly high-flying technology and growth stocks were brought back to more realistic valuation levels. Internationally, many of these same factors combined with a weak Euro and Yen to further dampen equity performance. On the positive side, the bond market began to rally as investors moved out of equities and into fixed income securities. Finally, as the fiscal year closed, the Federal Reserve began cutting interest rates, reversing the tightening it began the year before. We are cautiously optimistic that this action will prove to be the precursor to a market recovery over the next year.

  During the next year, we will continue our efforts to enhance your investing experience with Excelsior. We are in the process of redesigning our website, excelsiorfunds.com, to provide you with greater servicing options as well as direct access to your account. You will be receiving further information from Excelsior as we approach the rollout of these enhanced services.

  As always, we appreciate your confidence in selecting Excelsior to fulfill your investment needs. We remain committed to providing you with first-class investment products and are confident that the broad array of domestic and international equity as well as taxable and tax-exempt fixed-income funds will help you to meet your financial objectives.

                                          Sincerely,

                                          /s/ Frederick S. Wonham

                                          Frederick S. Wonham
                                          Chairman of the Board and President

Excelsior Funds, Inc.
Portfolio of Investments March 31, 2001
Money Fund




  Principal                                             Discount     Value
    Amount                                                Rate      (Note 1)
  ---------                                             -------- --------------
 COMMERCIAL PAPER -- 74.12%
 $100,000,000 Abbott Laboratories, 04/30/01..........     5.00%  $   99,597,222
  100,000,000 Bank of America Corp., 09/17/01........     4.80      100,000,000
  100,000,000 Barclays Funding, 04/06/01.............     4.98       99,930,833
  100,000,000 CIT Group, Inc., 07/12/01..............     4.77       98,648,500
   80,000,000 Commerzbank, 05/01/01..................     5.04       79,664,000
   13,000,000 Dupont, 04/02/01.......................     5.45       12,998,032
   85,000,000 Ford Motor Credit Corp., 07/18/01......     5.00       83,725,000
  100,000,000 Gannett Co., Inc., 04/12/01............     5.05       99,845,694
   90,000,000 GE Capital, 05/09/01...................     5.28       90,095,393
   85,000,000 GMAC Commercial Holding Corp.,
               07/23/01..............................     5.00       83,665,973
   80,000,000 Goldman Sachs Group, Inc., 04/12/01....     5.40       79,868,000
   75,000,000 Household Finance Corp., 12/07/01......     5.72#      75,000,000
  100,000,000 Morgan Stanley Dean Witter & Co.,
               07/20/01..............................     4.62       98,588,333
   77,000,000 Motorola Credit Corp., 04/05/01........     6.34       76,945,758
  100,000,000 National Rural Utilities, 05/22/01.....     4.95       99,298,750
  100,000,000 Pitney Bowes Credit Corp., 04/02/01....     5.50       99,984,722
  100,000,000 Receivable Capital Corp., 05/03/01.....     5.02       99,553,778
   85,000,000 Society Generale North America,
               07/23/01..............................     5.00       83,665,973
   50,000,000 Windmill Funding Corp., 04/06/01.......     5.02       49,965,139
                                                                 --------------
              TOTAL COMMERCIAL PAPER
               (Cost $1,611,041,100)                              1,611,041,100
                                                                 --------------

  Principal                                            Discount     Value
    Amount                                               Rate      (Note 1)
  ---------                                            -------- --------------
 U.S GOVERNMENT & AGENCY OBLIGATIONS -- 25.53%
 $ 10,000,000 Federal Home Loan Bank 04/02/01.......      5.13% $    9,998,575
              Student Loan Marketing Association:
   45,000,000 04/02/01..............................      5.13      44,993,588
  300,000,000 07/26/01..............................      4.79#    300,017,993
  200,000,000 09/20/01..............................      4.71#    200,000,000
                                                                --------------
              TOTAL U.S. GOVERNMENT
              & AGENCY OBLIGATIONS (Cost
              $555,010,156)                                        555,010,156
                                                                --------------
    Shares
    ------
 OTHER SHORT-TERM INVESTMENT -- 0.55%
   12,048,837 Dreyfus Government
               Cash Management Fund
               (Cost $12,048,837)...................                12,048,837
                                                                --------------
 TOTAL INVESTMENTS
 (Cost $2,178,100,093*)                                 100.20% $2,178,100,093
 OTHER ASSETS & LIABILITIES (NET)....................    (0.20)     (4,399,138)
                                                        ------  --------------
 NET ASSETS..........................................   100.00% $2,173,700,955
                                                        ======  ==============

--------
*  Aggregate cost for Federal tax and book purposes.
#  Variable or floating rate securities-rate disclosed is as of March 31, 2001.

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Money Fund
Statements of Assets and Liabilities
March 31, 2001

  ASSETS:
   Investments, at cost--see
    accompanying portfolios.....................................  $2,178,100,093
                                                                  ==============
   Investments, at value (Note 1)...............................  $2,178,100,093
   Interest receivable..........................................       5,938,865
   Prepaid expenses.............................................          71,576
                                                                  --------------
   Total Assets.................................................   2,184,110,534

  LIABILITIES:
   Payable for dividends declared...............................       9,095,614
   Payable for shares redeemed..................................         321,453
   Investment advisory fees payable (Note 2)....................          36,722
   Administration fees payable (Note 2).........................         256,110
   Administrative servicing fees payable (Note 2)...............         385,586
   Directors' fees payable (Note 2).............................          10,132
   Accrued expenses and other payables..........................         303,962
                                                                  --------------
   Total Liabilities............................................      10,409,579
                                                                  --------------
  NET ASSETS....................................................  $2,173,700,955
                                                                  ==============
  NET ASSETS consist of:
   Undistributed net investment income..........................  $        2,454
   Accumulated net realized loss on investments.................         (16,594)
   Par value (Note 3)...........................................       2,173,904
   Paid in capital in excess of par value.......................   2,171,541,191
                                                                  --------------
  Total Net Assets..............................................  $2,173,700,955
                                                                  ==============
  Net Assets:
   Shares.......................................................  $1,891,041,559
   Institutional Shares.........................................     282,659,396

  Shares of Common Stock  Outstanding  (Note 3):
   Shares.......................................................   1,891,245,280
   Institutional Shares.........................................     282,659,025

  NET ASSET VALUE PER SHARE:
   Shares.......................................................           $1.00
                                                                           =====
   Institutional Shares.........................................           $1.00
                                                                           =====

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Money Fund
Statements of Operations
Year Ended March 31, 2001


  INVESTMENT INCOME:
   Interest income..............................................  $118,080,420
                                                                  ------------
  EXPENSES:
   Investment advisory fees (Note 2)............................     4,676,935
   Administrative servicing fees (Note 2).......................     3,826,385
   Administration fees (Note 2).................................     2,843,576
   Custodian fees...............................................       478,779
   Legal and audit fees.........................................       178,056
   Shareholder servicing agent fees.............................        81,816
   Shareholder reports..........................................        60,428
   Directors' fees and expenses (Note 2)........................        40,389
   Registration and filing fees.................................        34,095
   Miscellaneous expenses.......................................       399,928
                                                                  ------------
   Total Expenses...............................................    12,620,387
   Fees waived and reimbursed by investment adviser and
    administrators (Note 2).....................................    (4,486,245)
                                                                  ------------
   Net Expenses.................................................     8,134,142
                                                                  ------------
  NET INVESTMENT INCOME.........................................   109,946,278
                                                                  ------------
  REALIZED GAIN ON INVESTMENTS (Note 1):
   Net realized gain on security transactions...................         2,730
                                                                  ------------
  Net increase in net assets resulting from operations..........  $109,949,008
                                                                  ============

                       See Notes to Financial Statements

Excelsior Funds, Inc.
Money Fund
Statements of Changes in Net Assets


  Year Ended March 31, 2001
  Net investment income........................................  $  109,946,278
  Net realized gain on investments.............................           2,730
                                                                 --------------
  Net increase in net assets resulting from operations.........     109,949,008
  Distributions to shareholders:
   From net investment income
   Shares......................................................     (91,683,321)
   Institutional Shares........................................     (18,260,865)
  Increase in net assets from fund share transactions (Note 3):
   Shares......................................................     423,856,276
   Institutional Shares........................................       9,660,199
                                                                 --------------
  Net increase in net assets...................................     433,521,297
  NET ASSETS:
   Beginning of year...........................................   1,740,179,658
                                                                 --------------
   End of year (1).............................................  $2,173,700,955
                                                                 ==============
 --------
   (1) Including undistributed net investment income...........  $        2,454
                                                                 ==============
  Year Ended March 31, 2000
  Net investment income........................................  $   61,079,910
  Net realized gain on investments.............................          34,486
                                                                 --------------
  Net increase in net assets resulting from operations.........      61,114,396
  Distributions to shareholders:
   From net investment income
   Shares......................................................     (56,402,552)
   Institutional Shares*.......................................      (4,676,979)
  Increase in net assets from fund share transactions (Note 3):
   Shares......................................................     493,480,150
   Institutional Shares*.......................................     272,997,023
                                                                 --------------
  Net increase in net assets...................................     766,512,038
  NET ASSETS:
   Beginning of year...........................................     973,667,620
                                                                 --------------
   End of year (2).............................................  $1,740,179,658
                                                                 ==============
 --------
   (2) Including undistributed net investment income...........  $          362
                                                                 ==============

* Institutional Shares of the Money Fund commenced operations on December 16, 1999.
                       See Notes to Financial Statements

Excelsior Funds, Inc.
Money Fund
Financial Highlights-- Selected Per Share Data and Ratios
 Selected data for a share outstanding throughout each period are as follows:

                                                   Year Ended    Period Ended
                                                 March 31, 2001 March 31, 2000*
                                                 -------------- ---------------
  Net Asset Value, Beginning of Period..........    $   1.00       $   1.00
                                                    --------       --------
  Investment Operations:
   Net investment income........................     0.06020        0.01688
                                                    --------       --------
  Distributions:
   From net investment income...................    (0.06020)      (0.01688)
                                                    --------       --------
  Net Asset Value, End of Period................    $   1.00       $   1.00
                                                    ========       ========
  Total Return..................................        6.19 %         1.70%(2)
                                                    ========       ========
  Ratios and Supplemental Data:
  Ratios to Average Net Assets
   Net Expenses.................................        0.25 %         0.25%(3)
   Gross Expenses (1)...........................        0.49 %         0.49%(3)
   Net Investment Income........................        6.09 %         5.72%(3)
   Fee Waivers (Note 2).........................    $0.00240       $0.00071
  Net Assets at end of Period (000's omitted)...    $282,659       $272,997

 --------
  * Institutional Shares commenced operations December 16, 1999.
 (1) Expense ratios before waiver of fees and reimbursement of expenses, if any, by the adviser and administrators.
 (2) Not annualized
 (3) Annualized

                       See Notes to Financial Statements

                             EXCELSIOR FUNDS, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

  Excelsior Funds, Inc. ("Excelsior Fund") was incorporated under the laws of the State of Maryland on August 2, 1984 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

  Excelsior Fund currently offers shares in nineteen managed investment portfolios, each having its own investment objectives and policies. The following is a summary of significant accounting policies for Money Fund (the "Portfolio"). Such policies are in conformity with generally accepted accounting principles and are consistently followed by Excelsior Fund in the preparation of the financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates. In November 2000, the American Institute of Certified Public Accounts (the "AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Portfolio does not anticipate that the adoption of the Guide will have a significant effect on the Porfolio's financial statements.

  The Portfolio offers two classes of shares: Shares and Institutional Shares. The Financial Highlights of Shares as well as the financial statements for the remaining portfolios of Excelsior Fund are presented separately.

  With regard to the Portfolio, it is Excelsior Fund's policy, to the extent possible, to maintain a continuous net asset value per share of $1.00. The Portfolio has adopted certain investment portfolio, valuation and dividend distribution policies to enable it to do so. However, there can be no assurance that the net asset value per share of the Portfolio will not vary.

  (a) Portfolio valuation:

    Securities are valued at amortized cost, which has been determined by the Portfolio's Board of Directors to represent the fair value of the Portfolio's investments. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium.

  (b) Security transactions and investment income:

    Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, adjusted for amortization of premiums and, when appropriate, discounts on investments, is earned from settlement date and is recorded on the accrual basis.

  (c) Repurchase agreements:

    Excelsior Fund may purchase portfolio securities from financial institutions deemed to be creditworthy by the investment adviser subject to the seller's agreement to repurchase and Excelsior

  Fund's agreement to resell such securities at mutually agreed upon prices. Securities purchased subject to such repurchase agreements are deposited with Excelsior Fund's custodian or subcustodian or are maintained in the Federal Reserve/Treasury book-entry system and must have, at all times, an aggregate market value not less than the repurchase price (including accrued interest).

    If the value of the underlying security falls below the value of the repurchase price, Excelsior Fund will require the seller to deposit additional collateral by the next business day. Default or bankruptcy of the seller may, however, expose the Portfolio to possible delay in connection with the disposition of the underlying securities or loss to the extent that proceeds from a sale of the underlying securities were less than the repurchase price under the agreement.

  (d) Dividends and distributions to shareholders:

    Net investment income dividends are declared daily and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforwards, are distributed to shareholders annually or more frequently to maintain a net asset value of $1.00 per share.

    Dividends and distributions are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for deferral of losses on wash sales and net capital losses incurred after October 31 and within the taxable year ("Post-October losses").

    In order to avoid a Federal excise tax, the Portfolio is required to distribute certain minimum amounts of net realized capital gain and net investment income for the respective periods ending October 31 and December 31 in each calendar year.

  (e) Federal taxes:

    It is the policy of Excelsior Fund that the Portfolio continues to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders.

    At March 31, 2001, the Portfolio had approximate capital loss carryforwards for Federal tax purposes available to offset future net capital gains through the indicated expiration dates:

                                 Expiration Date March 31,
               -----------------------------------------------------------------------------------
                2004                        2005                                            Total
               ------                      -------                                         -------
               $5,000                      $12,000                                         $17,000

  (f) Expense Allocation:

    Expenses directly attributable to the Portfolio are charged to it and expenses directly attributable to a particular class of shares are charged to such class. Other expenses are allocated to the Portfolio based on average daily net assets.

2. Investment Advisory Fee, Administration Fee and Related Party Transactions

  United States Trust Company of New York ("U.S. Trust NY") and U.S. Trust Company (collectively with U.S. Trust NY, "U.S. Trust") serve as the investment adviser to the Portfolio. For the services provided pursuant to the Investment Advisory Agreements, U.S. Trust is entitled to receive a fee, computed daily and paid monthly, at the annual rate of .25% of the average daily net assets of the Portfolio. U.S. Trust NY is a state-chartered bank and trust company and a member bank of the Federal Reserve System. U.S. Trust Company is a Connecticut state bank and trust company. Each is a wholly-owned subsidiary of U.S. Trust Corporation, a registered bank holding company. U.S. Trust Corporation is a wholly-owned subsidiary of The Charles Schwab Corporation ("Schwab").

  U.S. Trust Company, J.P. Morgan Investor Services Co, (formerly Chase Global Funds Services Company) a corporate affiliate of The Chase Manhattan Bank, and Federated Administrative Services (collectively, the "Administrators") provide administrative services to Excelsior Fund. For the services provided to the Portfolio, the Administrators are entitled jointly to annual fees, computed daily and paid monthly, based on the combined aggregate average daily net assets of Excelsior Fund, Excelsior Tax-Exempt Fund and Excelsior Institutional Trust (excluding the international equity portfolios of Excelsior Fund and Excelsior Institutional Trust), all of which are affiliated investment companies, as follows: 0.200% of the first $200 million, 0.175% of the next $200 million, and 0.150% over $400 million. Administration fees payable by each Portfolio of the three investment companies are determined in proportion to the relative average daily net assets of the respective Portfolios for the period paid. For the year ended March 31, 2001, administration fees charged by U.S. Trust Company to the Portfolio were $1,208,606.

  From time to time, as they may deem appropriate in their sole discretion, U.S. Trust and the Administrators may undertake to waive a portion or all of the fees payable to them and also may reimburse the Portfolio for a portion of other expenses. U.S. Trust has contractually agreed to waive investment advisory fees and to reimburse other ordinary operating expenses through March 31, 2001, to the extent necessary to maintain an annual expense ratio of not more than 0.50% for Shares of the Portfolio. With regard to Institutional Shares, U.S. Trust has contractually agreed to waive fees and reimburse expenses through March 31, 2001, to the extent necessary to maintain an annual expense ratio of not more than 0.25%.

  U.S. Trust has extended the above contractual agreements for each class of shares through the fiscal year ending March 31, 2002.

  For the year ended March 31, 2001, U.S. Trust waived investment advisory fees totaling $1,642,669 for the Portfolio.

  Excelsior Fund has also entered into administrative servicing agreements with various service organizations (which may include affiliates of U.S. Trust) requiring them to provide administrative support services to their customers owning shares of the Portfolio. As a consideration for the administrative services provided by each service organization to its customers, the Portfolio will pay the service organization an administrative servicing fee at the annual rate of up to 0.40% of the average daily net asset value of its shares held by the service organization's customers. Such services may include assisting in processing purchase, exchange and redemption requests; transmitting and receiving funds in connection with customer orders to purchase, exchange or redeem shares; and providing periodic statements.

  Administrative servicing fees paid by the Portfolio to affiliates of U.S. Trust amounted to $2,323,957 for the year ended March 31, 2001. Through July 31, 2000, U.S. Trust and the Administrators voluntarily agreed to waive investment advisory and administration fees payable by the Portfolio in an amount equal to the administrative servicing fees payable (including fees paid to affiliates of U.S. Trust) by the Portfolio. Effective August 1, 2000, U.S. Trust has voluntarily agreed to continue waiving investment advisory and administration fees payable by the Portfolio in an amount equal to the administrative servicing fees expense paid to subsidiaries of U.S. Trust Corporation. For the year ended March 31, 2001, U.S. Trust and the Administrators waived investment advisory and administration fees in an amount equal to the administrative servicing fee of $2,843,576 for the Portfolio.

  Edgewood Services, Inc. ("the Distributor"), a wholly-owned subsidiary of Federated Investors, Inc., serves as the distributor of Excelsior Fund. Shares of the Portfolio are sold without a sales charge on a continuous basis by the Distributor.

  Each Director of Excelsior Fund receives an annual fee of $9,000, plus a meeting fee of $1,500 for each meeting attended, and is reimbursed for expenses incurred for attending meetings. The Chairman receives an additional annual fee of $5,000. Each member of the Nominating Committee receives an annual fee of $2,000 for services in connection with this committee.

3. Common Stock

  Excelsior Fund has authorized capital of 35 billion shares of Common Stock,
31.375 billion of which is currently classified to represent interests in one of nineteen separate investment portfolios. Authorized capital currently classified for the Portfolio is 3 billion shares.

  Each share has a par value of $.001 and represents an equal proportionate interest in the Portfolio with other shares of the Portfolio, and is entitled to such dividends and distributions of taxable earnings on the assets belonging to the Portfolio as are declared at the discretion of Excelsior Fund's Board of Directors. Since the Portfolio has sold, reinvested and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, reinvestments and redemptions is the same as the amounts shown below for such transactions.

                                                 Year Ended       Year Ended
                                                  03/31/01         03/31/00
                                               ---------------  ---------------
Sold:
  Shares...................................... $ 8,187,229,059  $ 6,092,031,150
  Institutional Shares*.......................   1,853,270,144      934,355,336
Issued as reinvestment of dividends:
  Shares......................................      10,781,681        5,196,004
  Institutional Shares*.......................       4,063,623          514,849
Redeemed:
  Shares......................................  (7,774,154,464)  (5,603,747,004)
  Institutional Shares*.......................  (1,847,673,568)    (661,873,162)
                                               ---------------  ---------------
Net Increase.................................. $   433,516,475  $   766,477,173
                                               ===============  ===============

--------
* Institutional Shares of the Money Fund commenced operations December 16,
1999.

4. Line of Credit:

  The Portfolio and other affiliated funds participate in a $25 million ($250 million prior to February 28, 2001) unsecured line of credit provided by The Chase Manhattan Bank under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Portfolio shares. Interest is charged to each Portfolio, based on its borrowings, at a rate equal to the Federal Funds Rate plus up to 0.50% per year. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating Portfolios at the end of each quarter. For the year ended
March 31, 2001, the Portfolio had no borrowings under the agreement.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Shareholders
and Board of Directors of
Excelsior Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Money Fund (one of the portfolios constituting the Excelsior Funds, Inc.) (the "Fund") as of March 31, 2001, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Money Fund at March 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                        Ernst & Young LLP
Boston, Massachusetts
May 15, 2001

                      Federal Tax Information: (Unaudited)

  For the year ended March 31, 2001, the percentage of income earned from direct treasury obligations was 39.03%.